UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 16, 2019
PayPal Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36859	47-2989869
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2211 North First Street
San Jose, CA 95131
(Address of principal executive offices)

(408) 967-1000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 17, 2019, PayPal Holdings, Inc. (the “Company”) announced that Debbie Messemer had been appointed as a new member of the Company’s Board of Directors (the “Board”) and a member of the Audit, Risk and Compliance Committee of the Board, effective January 16, 2019. Ms. Messemer fills a vacancy created by an increase in the size of the Board from 11 to 12, and her term of office will expire at the Company’s 2019 annual meeting of stockholders or when her successor has been elected and qualified. As a non-employee director, Ms. Messemer will be entitled to receive compensation in accordance with the Company’s Independent Director Compensation Policy, as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 17, 2018.
There is no arrangement or understanding between Ms. Messemer and any other persons pursuant to which Ms. Messemer was appointed as a director. Furthermore, there are no transactions in which the Company was a participant and in which Ms. Messemer had an interest that would be required to be reported under Item 404(a) of Regulation S-K.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 17, 2019, as part of its periodic review of the Company’s governing documents, the Company’s Board approved amendments to the Company’s Amended and Restated Bylaws to change the deadline for stockholder notice of business to be brought before an annual meeting in certain circumstances and to permit the Board to require additional information and agreements from nominees to the Board. The foregoing description of the changes made to the Company’s Bylaws is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws of the Company, marked to show the changes made, which are filed herewith as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Amended and Restated Bylaws of the Company reflecting those amendments became effective immediately upon approval by the Board.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits
3.1	Amended and Restated Bylaws of PayPal Holdings, Inc. effective January 17, 2019 (marked to show changes to Bylaws)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PayPal Holdings, Inc.
(Registrant)

Date: January 18, 2019	/s/ Brian Y. Yamasaki
Name: Brian Y. Yamasaki
Title: Vice President, Corporate Legal and Secretary